Exhibit 10.7

FIRST AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT

This FIRST AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT (this “Amendment”) is entered into as of May 13, 2005, among THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company (“OED”), DIAMOND JO WORTH, LLC, a Delaware limited liability company (“DJW”), DIAMOND JO, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company (“DJO”; together with OED and DJW, hereinafter collectively referred to as the “Borrowers” and each individually, a “Borrower”), PENINSULA GAMING CORP. (formerly known as The Old Evangeline Downs Capital Corp.), a Delaware corporation (“OED Capital”), PENINSULA GAMING, LLC, a Delaware limited liability company (“Peninsula Gaming”), OED ACQUISITION, LLC, a Delaware limited liability company (“OEDA”), and WELLS FARGO FOOTHILL, INC., a California corporation, as agent for the Lenders (as defined in the Senior Loan Agreement defined below) (“Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, Agent and the Lenders (as defined therein) are parties to that certain Loan and Security Agreement dated as of June 16, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, as an inducement for Agent and the Lenders to enter into the Loan Agreement, OED, DJO, OED Capital, Peninsula Gaming, OEDA and Agent executed and delivered that certain Intercompany Subordination Agreement dated as of June 16, 2004 (the “Intercompany Subordination Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Intercompany Subordination Agreement), in favor of Agent for the benefit of the Lender Group;

WHEREAS, Borrowers, Agent and the Lenders have agreed to amend the Loan Agreement pursuant to that certain Second Amendment to Loan and Security Agreement dated as of even date herewith (the “Second Amendment to Loan Agreement”); and

WHEREAS, OED, DJO, OED Capital, Peninsula Gaming, OEDA and Agent have agreed to amend the Intercompany Subordination Agreement to permit the joinder of DJW on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments to the Intercompany Subordination Agreement.  The Intercompany Subordination Agreement is hereby amended to the extent necessary to permit the joinder of DJW as a Borrower, a Debtor and a Subordinated Lender thereunder.  Each reference to a “Borrower”, “Debtor” and “Subordinated Lender” in the Intercompany Subordination Agreement shall be deemed to include DJW.  DJW, by its signature below, becomes a “Borrower”, “Debtor” and “Subordinated Lender” under the Intercompany Subordination Agreement with the same force and effect as if originally named therein as a “Borrower”,

“Debtor” and “Subordinated Lender” and DJW hereby (a) agrees to all of the terms and provisions of the Intercompany Subordination Agreement applicable to it as a “Borrower”, “Debtor” and “Subordinated Lender” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Borrower”, “Debtor” and “Subordinated Lender” thereunder are true and correct on and as of the date hereof.

2.             No Other Amendments or Waivers.  Except in connection with the amendments set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of Agent or the Lenders under the Intercompany Subordination Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Intercompany Subordination Agreement or any of the other Loan Documents.  Except for the amendments set forth above, the text of the Intercompany Subordination Agreement and all other Loan Documents shall remain unchanged and in full force and effect and such Person hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Intercompany Subordination Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Intercompany Subordination Agreement or the other Loan Documents such as to require further notice by Agent or the Lenders to require strict compliance with the terms of the Intercompany Subordination Agreement and the other Loan Documents in the future, except as expressly set forth herein.  Each of OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Intercompany Subordination Agreement and the other Loan Documents, as amended herein.  None of OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA has knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

3.             Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the date hereof when, and only when, Agent shall have received, in form and substance satisfactory to Agent:

(a)           counterparts of this Amendment duly executed and delivered by OED, DJO, DJW, OED Capital, Peninsula Gaming, OEDA and Agent;

(b)           evidence in form and substance satisfactory to Agent that OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA shall have received all licenses (including the Gaming Licenses), approvals or evidence of other actions required by any Governmental Authority, including the Louisiana Regulatory Authorities and the Iowa Gaming Authorities, in connection with the execution and delivery by OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA of this Amendment or with the consummation of the transactions contemplated hereby; and

(c)           such other information, documents, instruments or approvals as Agent or Agent’s counsel may reasonably require.

4.             Representations and Warranties of OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA.  In consideration of the execution and delivery of this Amendment by

Agent, each of OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA hereby represents and warrants in favor of Agent and the Lenders as follows:

(a)           As to each Person, the execution, delivery, and performance by such Person of this Amendment have been duly authorized by all necessary action on the part of such Person;

(b)           As to each Person, the execution, delivery, and performance by such Person of this Amendment do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Person, the Governing Documents of such Person, or any order, judgment, or decree of any court or other Governmental Authority binding on such Person, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Person, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Person, other than Permitted Liens (as defined in the Loan Agreement), or (iv) require any approval of such Person’s members or shareholders or any approval or consent of any Person under any material contractual obligation of such Person;

(c)           The execution, delivery, and performance by such Person of this Amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other person or entity, other than any consent or approval that has been obtained and remains in full force and effect;

(d)           As to each Person, this Amendment, when executed and delivered by such Person, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

(e)           No Default or Event of Default exists under the Intercompany Subordination Agreement or the other Loan Documents; and

(f)            As of the date hereof, all representations and warranties of such Person set forth in the Intercompany Subordination Agreement and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representation or warranty expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

5.             Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

6.             Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Intercompany Subordination

Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Intercompany Subordination Agreement, and each reference in the other Loan Documents to “the Intercompany Subordination Agreement”, “thereunder”, “thereof” or words of like import referring to the Intercompany Subordination Agreement, shall mean and be a reference to the Intercompany Subordination Agreement as amended hereby.

7.             Costs, Expenses and Taxes.  OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA agree, jointly and severally, to pay on demand all costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.  In addition, OED, DJO, DJW, OED Capital, Peninsula Gaming and OEDA agree, jointly and severally, to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

8.             Section Titles.  The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

9.             Entire Agreement.  This Amendment and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

10.           GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED AND THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED BY, IN ALL RESPECTS IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

11.           Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.

THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company

By:		/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

DIAMOND JO, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company

By:		/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

DIAMOND JO WORTH, LLC, a Delaware limited liability company

By:		/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

PENINSULA GAMING CORP. (formerly known as The Old Evangeline Downs Capital Corp.), a Delaware corporation

By:	/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

FIRST AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT

OED ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

PENINSULA GAMING, LLC, a Delaware limited liability company

By:	/s/ Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer

WELLS FARGO FOOTHILL, INC., a California corporation, as agent

By:		/s/ Larissa Megadichian
	Name:	Larissa Megadichian
	Title:	Vice President

FIRST AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT